UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55617	46-1722812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 24, 2021, SmartStop Self Storage REIT, Inc. (the “Company”), as the general partner of its operating partnership, SmartStop OP, L.P. (the “Operating Partnership”), entered into Amendment No. 3 (the “Amendment”) to the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership dated June 28, 2019, as amended to date (the “Partnership Agreement”), to make certain revisions to Exhibit D (Description of Class A-2 Units) to the Partnership Agreement.

The Amendment (i) revises the definition of “AUM” in connection with the earnout of the Class A-2 Units so that it (A) includes assets acquired by the Company and its affiliates and (B) includes 100% of any joint venture assets, rather than a pro rata percentage, and (ii) clarifies that the Class A-2 Units may be transferred after the two-year holding period.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On March 24, 2021, 1,094,434 Class A-2 Units held by an affiliate of SmartStop Asset Management, LLC, the former sponsor of the Company, were converted into 1,121,795 Class A-1 Units pursuant to the achievement of the first tier of earnout consideration received in connection with the self administration transaction entered into on June 28, 2019. Pursuant to the Partnership Agreement, Class A-1 Units of the Operating Partnership are exchangeable for shares of Class A common stock of the Company. The issuance is not registered under the Securities Act of 1933, as amended (the “Securities Act”) and is being made pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated thereunder. Neither the Class A-1 Units, nor the shares that may be issued upon an exchange of the Class A-1 Units, may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 3 to Third Amended and Restated Limited Partnership Agreement dated March 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, INC.

Date: March 25, 2021	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer